Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Annual awards to employees, including NEOs, are made at a pre-established date during the month of February under the Corteva’s 2019 Omnibus Incentive Plan (“OIP”). This allows sufficient time for the market to absorb the announcement of annual earnings, which is made approximately two weeks or more prior. We do not time equity awards in coordination with the release of material nonpublic information. The grant price is the closing price on the date of grant. The actual number of shares earned for the PSUs granted in 2025 will be based on performance relative to Corteva’s RONA and Cumulative Operating EPS Growth metrics for the performance period, covering January 2025 through December 2027.

Award Timing Method	approximately two weeks or more prior
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false